EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of CyberOptics Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Kathleen P. Iverson, Chief Executive Officer, and Jeffrey A. Bertelsen, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen P. Iverson
Kathleen P. Iverson
Chief Executive Officer
November 12, 2013

/s/ Jeffrey A. Bertelsen
Jeffrey A. Bertelsen
Chief Financial Officer
November 12, 2013

END OF FILING

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